Exhibit 99.1

Investor Day Presentation December 3-4, 2013

Forward-Looking Statements This presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the risks detailed in reports and filings with the Securities and Exchange Commission (SEC) including, but are not limited to, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Anyone wishing to understand the businesses discussed herein should review such reports and filings. The forward-looking statements speak only as of the date they are made and except for ongoing obligations under the U.S. federal securities laws, there is no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. This presentation contains information from third parties that is believed to be accurate and may be helpful to understanding the businesses discussed herein. Such information has not been independently verified, and no representation or warranty, express or implied, is being made with respect to the information contained in this presentation or presented orally. 1

Investment Philosophy Leverage core operating principles to create sustainable competitive advantage Identify secular trends Identify markets that are aligned with secular trends and core operating principles 2

Agenda 1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape 3 Core Operating Principles 1 Altisource was established to capture revenue which was difficult to keep within Ocwen Capture Adjacent Revenue RESI capitalized on increased demand for single family rentals (a $3 trillion market) 2 Improve Quality and Lower 1,500 employees in technology positions OpEx through Technology and Global Resources 70% of headcount is international 3

Lower cost of capital by providing transparency to cash flows Lower Cost of Capital or follow Capital Light Accretion model to create value for shareholders by issuing less shares than visible demand Strategy Avoid lower cost of capital competitors , e.g., banks 4 Efficient Tax Structure Global effective tax rate of 5% to 10% across strategic allies 5 Assume Operational Risk, Match funded and duration matched borrowing profile selective Credit Risk and little to no Interest Rate Sell down Prime MSRs to eliminate pre payment risk (and Prepayment) Risk 4

Lower Cost of Capital/Accretion Model o Accretion is most powerful for companies that have the following characteristics A. Target asset class is very large and offers returns well in excess of the anticipated dividend clearing yield B. Stable cash flows with long duration o Ability to issue accretive equity reduces acquisition basis making issuer more competitive in bidding for assets 5

Creation of Strategic Allies Positive Effects of Creating Strategic Allies Outweigh Negative Effects Pros Transparent cash flows that meet the needs of specific investor groups Capture revenue that might not otherwise be retained Focused management incentives Lower taxes Cons Increased costs associated with corporate overhead 6

Strategic Allies - Sound Corporate Governance Strategic Allies have sound Corporate Governance Sound Corporate Governance with separate Boards and separate management Robust Related Party Transaction Approval Policies Transparency in inter company relationships through public company disclosures 7

Agenda 1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape 8

Secular Trends Secular Trends Reduction in population Government plans to Large banks narrow focus that can qualify as prime reduce exposure to to core customers borrower Mortgage Credit Risk Leverage competitive advantages of Strategic Allies to create opportunities 9

Trend 1: Banks Narrow Focus to Core Customers Banks Returning to Core Customers Shift of MSR Portfolios from Repositioning Mortgage Reducing Exposure to Other Banks to Specialty Servicers Origination Nonprime Lending Markets 1 1 Exiting correspondent and More than $500 billion of servicing UPB Auto finance wholesale business transacted in the past year. More than $1 trillion servicing UPB estimated to 2 2 Emphasizing direct transact in next few years1 origination with core Student loans customers Banks focusing on their core customers 3 shedding high cost servicing with high Other personal loans reputational and regulatory risk 1. Goldman Sachs 10

Trend 2: Decline of Prime Market - Qualified Mortgage Impact of QM on Credit Supply Credit supply to US consumers is restricted due to Tighter underwriting standards and Declining credit worthiness of borrowers Newly enacted Qualified Mortgage (QM) rules expected to severely limit mortgage availability According to Core Logic, less than 25% of home buyers will qualify for a purchase mortgage based on recent regulatory changes1 Homeownership in Decline (0.6% per year)2 Supply Problem and not a Demand Problem3 36% 72% Rental Rate Homeownership Rate 35% 70% Potential 34% 68% deficit in credit 33% 66% available to Rental Rate non prime 32% 64% Homeownership Rate borrowers 31% 62% 30% 60% 2005 2006 2007 2008 2009 2010 2011 2012 2013 11

1. The Market Pulse Core Logic. Vol. 2 Issue 2 Feb 2013. Study applied QM & QRM rules to 2010 originations market (did not include 3% cap on fees and ignored 7-year GSE exemption) 2. US Census Bureau Data 3. Hypothetical illustration that is indicative of expected trends Trend 3: Government Reducing Exposure to Mortgage Domain FHA/GSE Overview FHA/VA Share of MI Market1 Congress is considering legislation to reduce role of FHA, 100% Fannie Mae and Freddie Mac (currently has bipartisan 84% 77% 80% 71% 68% support) 55% 60% 47% FHA has instituted significant price increases in recent months 40% 33% 23% 23% 23% GSEs have increased guaranty fees 20% FHFA has instituted risk sharing contracts 0% 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013E Private MI Generally a Less Expensive Option2 GSEs Have Increased Guaranty Fees3 $20,000 G-Fee (bps) $16,500 50 bps 50 $13,900 $15,000 $11,300 $10,000 $8,700 28 bps $7,500 $6,100 $6,000 25 21 bps 21 bps $4,500 $5,000 $3,000 $1,500 $0 0 Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 2004 2007 2011 2013 FHA PMI 12

1. Credit Suisse 2. Based on a $200,000 loan 3. FHFA, July 16, 2013 Agenda 1. Core Operating Principles 2. Secular Trends 3. Strategic Allies Positioned for New Landscape 13

Altisource Residential (RESI) Vision o Capture growing demand for single family rental housing by purchasing Non Performing Loans Strategy o Buy property cheaper than competitors through purchase of Non Performing Loans o Operate property less expensively than competition with contracts from Strategic Allies o Lower cost of capital by managing secondary offerings below the level of visible demand to generate accretion 14

Altisource Asset Management (AAMC) Vision o Multi Strategy Asset Manager, relying on core operating infrastructure of Strategic Allies to develop competitive advantage o Manage asset management vehicles focused on large and scalable asset class Strategy o Provide asset management services to RESI and grow assets under management for RESI o Create other vehicles under AAMC 15

Home Loan Servicing Solutions (HLSS) Vision o Leading source of financing for mortgage assets with low credit and valuation risk o Growing business with a positive alpha and visibility to reinvestment Strategy o Replenish non-agency assets by purchasing similar assets from Ocwen o Establish Cayman Island operation to support expansion into new asset classes while maintaining tax efficiency o Identify and add new asset classes with low credit and valuation risk o Explore funding relationships with other servicers o Manage liabilities on a portfolio basis to reduce interest expense and funding risk 16

Altisource Portfolio Solutions (ASPS) Vision o To be the premier real estate and mortgage marketplace offering both content and distribution to marketplace participants Strategy o Expand Hubzu® to other institutions and the non-distressed home sale market o Grow origination related services through access to Lenders One and Ocwen o Provide asset management services to the single family rental market o Develop NextGen technology 17

Ocwen Financial Corporation (OCN) Vision o Leading provider of servicing and lending for loan investors and consumers Strategy o Focus on acquiring servicing UPB - $one trillion of servicing UPB estimated to transact in next few years o Develop Mortgage Origination business particularly in non-agency space to capitalize on tighter credit standards ASPS Financing Fulfillment Vehicle Ocwen Distribution Lenders One Origination Investor Desk Business Whole loan sold Warehouse Ocwen retains Financing servicing 18

Ocwen Financial Corporation (OCN) Strategy o Explore opportunities [organic or inorganic] in adjacent markets A. Insurance Domain o Evaluating opportunities within insurance domain which are more operationally intensive and have very low risk exposure o Insurance segments like Title Insurance and Warranty satisfy our investment criteria as they are operationally intensive and do not have catastrophic risk component o We like Mortgage Insurance but are not very comfortable with the embedded catastrophic risk and lack of pricing/capital discipline B. Consumer Lending o Evaluating opportunities in consumer lending space [stay away from segments having competitors with lower cost of capital] o Share repurchase program 19

Competitive Advantage Identify Secular Trends and Leverage Core Operating Principles Capture Adjacent Revenue Assume Improve Operational Quality and Risk, Lower OpEx selective through Credit Risk S Technology and little to tr a and Global no Interest t e Resources Rate Risk g i c A lli e s Lower Cost Lower of Capital Effective Tax and follow Rate Capital Light Strategy Large banks narrow focus to core customers Reduction in population that can qualify as prime borrower Government plans to reduce exposure to Mortgage Credit Risk 20

Investor/Analyst Day Presentation December 2013 Steve Grundleger, Senior Vice President, RMBS Relations Ocwen Financial Corporation © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENTS: Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the company's actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to grow and adapt our business, including the availability of new loan servicing and other accretive business opportunities; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; our ability to effectively manage our exposure to interest rate changes; uncertainty related to general economic and market conditions, delinquency rates, home prices and disposition timelines on foreclosed properties; uncertainty related to acquisitions, including our ability to integrate the systems, procedures and personnel of acquired companies as well as other risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. NON-GAAP MEASURES: Our presentation contains non-GAAP performance measures, such as our references to "normalized" results and "adjusted cash flow from operations". We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. 2

Performance - Lower Losses For Investors .. Independent third party studies show that Ocwen cures more delinquent loans and keeps more borrowers current than anyone in the industry (July 2009) (May 2010) (June 2010) Ocwen had the highest roll rate from Ocwen was ranked first in a measure Ocwen was ranked first in Quality 90+ delinquent to current on both called "Recovery Score," which Rank, which considers the re-default fixed rate and adjustable rate evaluates the results of short sales and rate for loans modified. subprime loans. Ocwen's results were real estate owned sales based on the more than double the midpoint for all timeline to liquidate and loss severity. servicers reported. Moody's Moody's (January 2012) (January 2013) (October 2013) Ocwen has managed to outperform its Ocwen outranks Chase, Wells Fargo, Ocwen's performance ranked best peers on loan modifications. GMAC and Bank of America in among the servicers for the generating cash flow from non- performance on ~1.1million loans performing loans as well as has the which were 60 + delinquent and in shortest timeline of foreclosure foreclosure at the height of mortgage referral to foreclosure sale. crisis in Dec-2008. 3

Leader in pre-foreclosure resolutions through sustainable modifications Ocwen maximizes NPV for investors by Modification acceptance rates are very high keeping borrowers in their homes for all modification types 2013 2013 (9 (9 Modification Type 2012 Months) % of Resolutions 2011 2012 Months) HAMP 93.2% 91.9% Modifications / Forbearance 49.8% 50.4% 46.5% Non-HAMP 68.5% 64.9% Reinstatement / Total Debt Shared Appreciation Modification 82.4% 75.1% Payoff 15.4% 18.3% 18.6% DIL / Short Sale 6.6% 10.0% 10.2% while re-default rates are well below the PRE-FORECLOSURE industry and continue to improve RESOLUTION RATE 71.7% 78.7% 75.3% OCC / Third Party Sale / REO / Charge Re-default Ocwen OTS Off* 28.3% 21.3% 24.7% Rates Full Year 2012 2012 6 Months 7.9% 12.7% 12 Months 16.4% 18.9% Note: The data in this slide is for REALServicing® platform Source: Company data and OCC Mortgage Metrics Report, Second Quarter 2013 dated September 2013, page 35; Loans Serviced for Others; 60 days or more delinquent 4

Performance - Effective at Driving Down Delinquencies Delinquency Percentage (90+ Days) by Portfolio(1) 46% 41% 36% 31% 26% 21% 16% Legacy Ocwen Saxon HomEq Litton Saxon New Chase Homeward 1) Excludes loans on the ResCap platform 5 Source: Ocwen Loan Servicing; servicing portfolio

Performance - Comparison to Other Large Subprime Servicers Total Modification Rate Re-Default Rate 65% Modifications outstanding as a percent 60% Modification re-defaults (more than 60-of portfolio for subprime securities days past-due) outstanding as a percent of September 2013 portfolio for subprime securities September 2013 60% 50% 59.2% 56.1% 55% 40% 37.7% 35.1% 33.3% 50% 49.4% 30% 28.2% 48.6% 26.6% 47.2% 45% 20% 40% 10% Chase NSM Wells BAC OCN Chase NSM Wells BAC OCN 6 Source: BlackBox Logic - Subprime non-agency securities data. Ocwen data does not include recently acquired ResCap loans

Best in Class Payment Velocity Percentage of loans in subprime PLS that have made 10 or more payments in the past 12 months 70.00% Ocwen Non-Ocwen 60.00% Ocwen consistently outperforms the other subprime servicers as shown by the higher percentage of cash- 50.00% flowing payments for all loans 40.00% 30.00% Number of Payments % 20.00% 10.00% 0.00% 0 1 2 3 4 5 6 7 8 9 10 11 12 0 1 2 3 4 5 6 7 8 9 10 11 12 Ocwen 15.30% 1.20% 0.90% 0.70% 0.70% 0.70% 0.80% 0.90% 1.10% 1.50% 3.00% 8.80% 64.40% Non-Ocwen 24.80% 2.70% 1.20% 1.00% 0.90% 0.80% 0.80% 0.90% 1.00% 1.30% 2.10% 6.20% 56.40% Number of Payments out of 12 (Last 12 months) 7 Source: BlackBox Logic as of October 2013

Modification Product Type 100% 90% 80% 70% FM STANDARD 60% NON-HAMP 50% SAM 40% HAMP T2 30% HAMP T1 20% 10% 0% Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 For the second quarter, the modification percentage for HAMP, SAM and NON-HAMP was 43%, 16% and 41% respectively The HAMP percentage is significantly increased to 43% in Q2 2013 from 35% in first quarter 2013 8 Source: Ocwen Loan Servicingtm

Ocwen's Shared Appreciation Model A Win-Win for All Principal Mods consistently resulted in ..This holds true across FICO segments lower Redefault rates The key issue of Moral Hazard/Strategic Default in principal reductions is best addressed through the shared appreciation model "The second and more elegant solution is to try to produce the right set of incentives so only borrowers likely to default can take advantage of the principal reduction alternative. This can best be done through a shared appreciation mortgage."1 9 1 Source: Amherst Mortgage Insight, MBS Strategy Group, Amherst Securities Group LP, exhibit 2 page 4, June 19, 2012

Effective at Improving Modification Re-Default Rates 10.0% 30.0% 9.0% 3-month Re-Default 6-month Re-Default 25.0% 8.0% HAMP MODS HAMP MODS 7.0% Non-HAMP MODS Non-HAMP MODS 20.0% 6.0% SAM MODS SAM MODS 5.0% 15.0% 4.0% 10.0% 3.0% 2.0% 5.0% 1.0% 0.0% 0.0% 2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013 60.0% 80.0% 12-month Re-Default 18-month Re-Default 70.0% 50.0% HAMP MODS HAMP MODS 60.0% Non-HAMP MODS Non-HAMP MODS 40.0% 50.0% SAM MODS SAM MODS 30.0% 40.0% 30.0% 20.0% 20.0% 10.0% 10.0% 0.0% 0.0% 2008 2009 2010 2011 2012 2013 2008 2009 2010 2011 2012 2013 10 Source: Ocwen Loan Servicing; servicing portfolio

HAMP Vintage Re-Default Rates by Delinquency Bucket at Time of Modification 2011 Vintage HAMP Re-Default 2012 Vintage HAMP Re-Default Rates by Delinquency Rates by Delinquency 35.00% 12.00% 30.00% 10.00% 25.00% 8.00% 20.00% 6.00% 15.00% 4.00% 10.00% 2.00% 5.00% 0.00% 0.00% 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month 24 Month 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month RedefaultRedefaultRedefaultRedefaultRedefaultRedefaultRedefault Redefault Redefault Redefault Redefault Redefault Redefault % % % % % % % % % % % % % 0-90 Days Due 90-180 Days Due 180+ Days Due 0-90 Days Due 90-180 Days Due 180+ Days Due 11 Source: Ocwen Loan Servicing; servicing portfolio

SAM Vintage Re-Default Rates by Delinquency Bucket at Time of Modification 2011 Vintage SAM Re-Default 2012 Vintage SAM Re-Default Rates by Delinquency Rates by Delinquency 40.00% 30.00% 35.00% 25.00% 30.00% 20.00% 25.00% 20.00% 15.00% 15.00% 10.00% 10.00% 5.00% 5.00% 0.00% 0.00% 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month 24 Month 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month RedefaultRedefaultRedefaultRedefaultRedefaultRedefaultRedefault Redefault Redefault Redefault Redefault Redefault Redefault % % % % % % % % % % % % % 0-90 Days Due 90-180 Days Due 180+ Days Due 0-90 Days Due 90-180 Days Due 180+ Days Due 12 Source: Ocwen Loan Servicing; servicing portfolio

Non-HAMP Vintage Re-Default Rates by Delinquency Bucket at Time of Modification 2011 Vintage Non-HAMP Re- 2012 Vintage Non-HAMP Re-Default Rates by Delinquency Default Rates by Delinquency 50.00% 35.00% 45.00% 30.00% 40.00% 35.00% 25.00% 30.00% 20.00% 25.00% 15.00% 20.00% 15.00% 10.00% 10.00% 5.00% 5.00% 0.00% 0.00% 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month 24 Month 1 Month 3 Month 6 Month 9 Month 12 Month 18 Month Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault Redefault % % % % % % % % % % % % % 0-90 Days Due 90-180 Days Due 180+ Days Due 0-90 Days Due 90-180 Days Due 180+ Days Due 13 Source: Ocwen Loan Servicing; servicing portfolio

Outstanding Subprime Modifications Ocwen vs. Non-Ocwen Percentage Amount of Non-Ocwen Mods Percentage Amount of Ocwen Mods 60.00% 60.00% Total Mods 50.00% Balance Reduction Mods 50.00% Capitalization Mods Rate Mods 40.00% 40.00% Total Mods 30.00% Balance Reduction Mods 30.00% Capitalization Mods Ocwen has modified Rate Mods more loans overall 20.00% and has an increasing 20.00% lead with Balance Reduction Mods. 10.00% 10.00% 0.00% 0.00% 14 Source: BlackBox Logic

Outstanding Subprime Modifications Ocwen Versus Non-Ocwen % Mods Outstanding and Redefault Rates 65.00% Ocwen % Mods 60.00% Outstanding, 58.56% 55.00% Non-Ocwen % Mods 50.00% Outstanding, 48.61% 45.00% 40.00% 35.00% Non-Ocwen Mod ReDefault 30.00% %, 33.87% 25.00% Ocwen Mod ReDefault %, Ocwen has more modified loans outstanding while 26.80% 20.00% simultaneously maintaining a much lower re-default rate 15.00% May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 15 Source: BlackBox Logic

Subprime DQ to Foreclosure Timeline Ocwen vs. Non Ocwen Months 5 10 15 20 25 30 35 Jan-11 Feb-11 Logic Mar-11 Apr-11 May-11 Jun-11 Ocwen Jul-11 Aug-11 Non-Ocwen Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Note: Ocwen includes HomeEq, Litton, Saxon, Homeward Residential and ResCap. Source: BlackBox 16

Subprime Foreclosure to REO Timeline Ocwen vs. Non Ocwen Aug-13 Sep-13 Subprime DQ to Foreclosure Timeline Ocwen vs. Non Ocwen Oct-13 Months 5 7 9 11 13 15 17 19 21 23 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Ocwen Oct-11 Nov-11 Non-Ocwen Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Note: Ocwen includes HomeEq, Litton, Saxon, Homeward Residential and ResCap. 17 Source: BlackBox Logic

Ocwen-Managed REO Assets from FC sales Less Aged than REO Assets Transferred from Other Servicers Sep-13 Oct-13 Subprime Foreclosure to REO Timeline Ocwen vs. Non Ocwen Ocwen-Managed REO Assets from FC sales Less Aged than REO Assets Transferred from Other Servicers Comparison of Ocwen-Managed FC Sale REO and Service Transferred REO Average Gross Age (Days) from FC Sale to REO Sale 591 600 534 When Ocwen manages the full foreclosure and REO lifecycle, aging is reduced by an average of 116 days, 500 460 470 compared to service transferred REO 434 384 376 400 328 322 328 317 304 296 300 242 250 242 242 248 247 238 238 234 239 227 214 214 200 220 213 216 208 206 205 205 201 209 201 Average Gross Age (Days) 196 180 180 100 Oct'12 Nov Dec Jan'13 Feb Mar Apr May Jun Jul Aug Sep Oct Service Transferred REO OCN-Managed FC Sale REO Total Service Transferred REO refers to OCN REO where a different servicer managed the pre-FC and FC sale processes OCN-Managed FC Sale REO refers to OCN REO where OCN managed the pre-FC and FC sale processes18 1818 Oct '12 Nov Dec Jan'13 Feb Mar Apr May Jun Jul Aug Sep Oct Service Transfer Sale % 15% 12% 10% 8% 8% 25% 27% 31% 29% 25% 24% 28% 29% Pre-FC Managed Portfolio % 85% 88% 90% 92% 92% 75% 73% 69% 71% 75% 76% 72% 71% 18 Source: Altisource Portfolio Solutions, SA

Subprime DQ to Liquidation Timeline Ocwen vs. Non Ocwen Months 15 20 25 30 35 40 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Ocwen Aug-11 Non-Ocwen Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 substantial amounts of REO with highly aged REO inventories Dec-12 Jan-13 Feb-13 ResCap. Acquired REO, at the time of servicing acquisition included Mar-13 Apr-13 Note: Ocwen includes HomeEq, Litton, Saxon, Homeward Residential and May-13 Jun-13 Jul-13 Aug-13 Sep-13 Subprime DQ to Liquidation Timeline Ocwen vs. Non Ocwen Oct-13 19 Source: BlackBox Logic

Investor/Analyst Day Presentation December 2013 John V. Britti, Executive Vice President and Chief Financial Officer Ocwen Financial Corporation © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENTS Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the company's actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to grow and adapt our business, including the availability of new loan servicing and other accretive business opportunities; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; our ability to effectively manage our exposure to interest rate changes; uncertainty related to general economic and market conditions, delinquency rates, home prices and disposition timelines on foreclosed properties; uncertainty related to acquisitions, including our ability to integrate the systems, procedures and personnel of acquired companies as well as other risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. NON-GAAP MEASURES: Our presentation contains non-GAAP performance measures, such as our references to "normalized" results and "adjusted cash flow from operations". We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States.

Investment Highlights: "Best in Class" Servicer with Unique Advantages Leading provider of residential and commercial mortgage loan servicing and residential mortgage lending 20+ years of innovation in loss mitigation #1 in servicing quality in third-party studies Recently ranked as best among servicers by Moody's based on analysis of loans delinquent at the height of mortgage crisis ( ~1.1 million loans that were 60+ delinquent and in foreclosure as of Dec-2008) Low cost, scalable servicing platform and technology that helps keep borrowers in their homes 70% lower than average cost-to-service non-performing non-agency loans and superior loss mitigation Advanced technology utilizing superior training and dialogue engines improves scalability, reduces outcome variability and substantially lowers losses compared to peers Applies psychological principles to overcome borrower fears and objections Unique track-record of successful acquisitions with experienced management team Sustained track-record of successful large acquisitions Employer of approximately 10,800 professionals and staff worldwide Experienced management with aligned interests (management and the Board have 20% ownership) 3

Investment Highlights: Strong Cash-flows and Substantial Prospects for Growth Strong cash-flows and under-levered balance sheet provides ability to fund future growth and increase returns on equity Existing book with modest cash reinvestment rate and improving economy generates over $10 billion of present value at a 10% discount rate Estimated capacity of approximately $6 billion to fund new acquisitions without raising equity Stock repurchases and debt-funded growth should drive higher ROEs Sustained history of growth in servicing portfolio Compound annual growth rate of 35% in unpaid principal balance (UPB) since 2000* Over $480 billion servicing portfolio at the end of Q3 2013 on a pro forma basis* From 2012 through September 2013, acquired more than $325 billion in servicing Substantial growth prospects Embedded growth from existing book and improving economy $400 billion pipeline of opportunities that may close over next 12 to18 months Adjacent markets and other long-term opportunities 4 * Q3 2013 pro-forma UPB estimate; includes estimates for One West PLS portfolio and Green Point acquisitions as if completed

The Ocwen Advantage: Highly Scalable Platform with Lowest Operating Cost Cost per non-performing loan1 Lowest operating cost for non- $875 performing mortgage servicing 70% cost Over a decade of experience with advantage world-wide operations Superior performance lowering $269 delinquencies provides additional cost advantages as performing loans are less expensive to service Industry Average Ocwen 5 1) Costs reflect second quarter 2013 MIAC cost per non-performing non-agency loan compared to Ocwen's marginal cost analysis for the same period.

Low-cost, Scalable Servicing Platform and Technology that Helps Keep Borrowers in their Homes Proprietary servicing system developed over 20+ years at a cost of over $150 million Utilizes advanced optimization algorithms to reduce variability and losses by evaluating loan resolution alternatives Rather than allow discretion to our retention counselors, we rely on a model to make optimal decisions No risk of differential treatment to borrowers based on counselor bias Uses artificial intelligence, designed and tested by PhDs in psychology and statistics to develop dialogues with the homeowner Applies psychological principles to overcome borrower fears and objections Delivers consistent and compliant messages to borrowers Dialogue engine combined with proven training methods creates best-in-class retention counselor in three months, rather than the several years for other servicers Simplifies set-up of new call centers regardless of location Hiring based on language skills, empathy and intelligence; experience not required Has allowed more rapid scalability than other servicers 6

The Ocwen Advantage:
More Modifications with Lower Re-Default Rates

Comparison of Modification and Re-Default Rates for Subprime Securities



Ocwen Mods Outstanding, 58.75%
Modifications outstanding as a percent of portfolio for subprime securities
Non-Ocwen Mods Outstanding, 48.44%
Non-Ocwen Mod 60+, 33.77%
Ocwen Mod 60+, 26.86%
Modification re-defaults (more than 60-days past-due) outstanding as a percent of portfolio for subprime securities
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13

7

Source: BlackBox Logic – Subprime non-agency securities data. *Ocwen data does not include recently acquired ResCap loans*

OCWEN

Performance - Ocwen Comparison To Other Large Subprime Servicers Total Modification Rate Re-Default Rate 65% Modifications outstanding as a percent of 60% Modification re-defaults (more than 60-portfolio for subprime securities days past-due) outstanding as a percent September 2013 of portfolio for subprime securities September 2013 60% 59.2% 50% 56.1% 55% 40% 37.7% 35.1% 33.3% 50% 49.4% 30% 28.2% 48.6% 26.6% 47.2% 45% 20% 40% 10% Chase NSM Wells BAC OCN Chase NSM Wells BAC OCN 8 Source: BlackBox Logic - Subprime non-agency securities data. Ocwen data does not include recently acquired ResCap loans

The Ocwen Advantage: Unique Track-record of Successful Large Acquisitions Scalable technology allows for efficient boarding of large portfolios Number of Approx. Days from Contract to Date Portfolio loans Close and Transfer(1) 3Q2009 Freddie Mac - TBW DQ Loan Subservicing 24,000 11 days 4Q2009 Undisclosed - Subprime Subservicing 62,000 45 days 1Q2010 Saxon - MSR Purchase 36,000 45 days 3Q2010 HomEq - MSR Purchase 134,000 90 days 2Q2011 Undisclosed - Subprime Subservicing 13,000 45 days 3Q2011 Litton - MSR Purchase 156,000 90 days 4Q2011 Litton - MSR Purchase 87,000 150 days 2Q2012 Saxon and JPMorgan Chase - MSR Purchases 104,000 90 days 2Q2012 Bank of America - MSR Purchase 53,000 90 days 2Q2012 Aurora Bank - Commercial MSR Purchase 3,316 75 days 3Q2012 - 4Q2012 Large Bank Subservicing - Monthly Flow 100% 8,000 - 10,000 30 days delinquent 4Q2012 Fannie Bulk MSR 7,000 90 days 4Q2012 Homeward Residential 300,700 60 days 1Q2013 ResCap Portfolio 1,740,000 120 days 3Q2013 Large Bank Subservicing - Subprime 32,400 60 days 3Q2012 - 4Q2012 One West 270,000 60 days 9 (1) Represents time required to fulfill contractual conditions to initial closing and transfer (e.g., required notices to borrowers, third party consents)

The Ocwen Advantage: Unique Track-record of Successful Large Acquisitions Delinquency Percentage (90+ Days) by Portfolio(1) 46% 41% 36% 31% 26% 21% 16% Legacy Ocwen Saxon HomEq Litton Saxon New Chase Homeward 1) Excludes loans on the ResCap platform 10

Strong Forecasted Cash-flows, Especially With An Improving Economy Present Value(1) of 20-year Adjusted Cash Flow from Operations (2 and 3) $18.0 Billions of Dollars $15.9 $16.0 $14.0 $12.0 $10.3 $10.0 $8.0 $7.0 $6.0 $4.0 $2.0 $- Scenario 1 Scenario 2 Scenario 3 Scenario 1 : Base case - No UPB growth apart from originations, with cash reinvested at 5% return Scenario 2 : Base case with 50% immediate reduction in CPR and 50% delinquency reduction in 2014 Scenario 3 : Scenario 2 with re-investment of excess cash on balance sheet at 15% return 1. Present value estimated at Discount rate of 10% 2 Adjusted cash flow from operations starts with net cash provided by operating activities on statement of cash flows and subtracts advance reductions used to pay down match- funded liabilities 11 3 Adjusted cash flow from operations equals Cash flow from operations in Q3 2013. Advance changes were immaterial as a result of the sale of $2.4 billion of advances to HLSS on July 1, 2013

Balance Sheet: LOCOM Accounting and Superior Productivity Creates Embedded Value in MSRs Our industry-lowest cost to service creates incremental value embedded in our MSRs $4,000 Millions of Dollars (as of end of Q3 2013) $3,382 $3,500 $3,000 $863 $2,519 $2,500 $1,834 $685 $685 $2,000 $1,500 $1,000 $1,834 $1,834 $1,834 $500 $0 Book Value Fair Market Value Internal Valuation o Fair market value reflects third-party estimates of value o Internal valuation revises third-party estimates of value to reflect lower servicing costs. It does not reflect Ocwen's superior ability to lower delinquencies that would further increase the value of our MSRs 12

Balance Sheet: Ocwen Substantially Under-Levered Compared to Peers 1) Comparison based on last reported data, as on 30th September 2013 2) Adjustment to Ocwen reported numbers consists of fair value adjustment of $685 million on MSRs and 50% of deferred servicing fees (total of $501 million) as of September 30, 2013 3) Corporate Debt (Term loans/Notes included; does not include advance financing, HLSS pledged MSRs or warehouse lines for origination) / Total equity minus goodwill 13

Additional Debt-Financed Growth and Stock Repurchases Should Continue Increasing ROE Trend 40.0% Annualized Return on Equity 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% 5.0% 0.0% Q2 2010Q3 2010Q4 2010Q1 2011Q2 2011Q3 2011Q4 2011Q1 2012Q2 2012Q3 2012Q4 2012Q1 2013Q2 2013Q3 2013 -5.0% -10.0% RoE (Net Income after Normalization adjustments) RoE (Reported Net Income) Note: Net Income / Total Equity. Normalized net income is calculated as reported normalized pre-tax income (non-GAAP) less income tax assuming same as reported tax rate for the quarter 14

Prime MSR Vehicle and Stock Repurchase Update Prime MSR Funding Vehicle Substantial progress toward launching debt-offering funded from a portion of prime MSR cash-flows Would assure duration match and reduce prepayment exposure Also supports prime lending growth and future acquisitions Stock Repurchase Launched $500 million stock repurchase program in November Repurchased approximately $38 million through November 271 Program not expected to substantially reduce tangible net worth from third quarter 2013 levels 15 1 No assurances can be given as to the amount of share repurchases, if any, Ocwen may make in any given period.

A Track Record of Growth Since 2000 Historical Growth in UPB End of Period UPB in Billions of Dollars $484 $204 $74 $43 $11 2000 2005 2010 2012 Q3 2013* 16 * Q3 2013 pro-forma estimate; includes estimates for One West and Green Point acquisitions as if completed

Multiple Sources of Growth Beyond 5 years 5 years Long-term opportunities Built-in Earnings tail divestiture 2013 - 2014 and servicer o Prime expansion acquisitions o Non-prime re-emergence o $400 billion potential pipeline1 New Acquisitions o Reverse Mortgages o Over $1 trillion opportunity2 o Other adjacent lending oOne West PLS- $42 billion 3Q 2013 o GreenPoint - $8 billion Sep 30, 2013 Ocwen Portfolio o $434 billion 17 1) Internal analysis of specific identified opportunities that we may close in the next 12-18 months 2) LPS data on delinquencies and US government data on servicing market; see next slide for calculation

Strong Pipeline Strong Pipeline of opportunities Current pipeline of $400 billion of UPB of specifically identified opportunities that we may close over next 12 to 18 months Based on history, Company expects to win its fair share over time Bank Divestiture Still in the "middle-innings" of the melt-down, with serious delinquencies, loans in foreclosure and REO approximately the same as the average over the past 4 years1 One Trillion dollars in delinquent servicing at banks, typically trades at ~25% delinquency, making the total potential population four trillion - we believe at least 25% is likely to trade = $1 trillion Banks driven by desire to improve consumer franchise, reduce costs and mitigate compliance burdens Additional pressure from future Basel III capital regulations Servicer Acquisitions Historically, most of Ocwen's growth has come from acquisitions of existing servicers or their assets Low-cost and high productivity provide opportunity to continue to acquire inefficient servicers or those seeking to exit 1) Fannie Mae, Freddie Mac, FHFA, Bloomberg, Mortgage Bankers Association, and Green Street Advisors. 18

Embedded Growth: Long "Tail" to Existing Book's Earnings Normalized Pre-Tax Profit1 Across Multiple Deals Forecasts Year 1 indexed to 100 180 153 160 139 140 120 100 99 100 71 80 60 40 20 0 Year 1 Year 2 Year 3 Year 4 Year 5 19 1) Normalized Pre-tax profit excludes transition-related expenses that typically occur in year 1

Embedded Growth: A Stronger Economy Would Support Improved Profitability US Unemployment Rate(1) 10.0% Lower delinquency and re-default 9.0% 9.0% rates 7.8% 8.0% 7.2% Lower involuntary prepayments that 7.0% account for most non-prime CPR 6.0% 5.0% Higher interest rates - 10 year swap 4.0% rate is up 100 bps from end of Sep 2011 Sep 2012 Sep 2013 December to end of September(3) - 12-Month US Home Price Appreciation(2) 8.0% 7.2% lowers voluntary prepayments 6.0% 4.0% 3.4% 2.0% 0.0% Lower Costs -2.0% -4.0% Higher Revenue -6.0% -5.6% -8.0% 2011 Q2 2012 Q2 2013 Q2 Longer Earnings "Tail" 1) Bureau of Labor Statistics 20 2) FHFA seasonally adjusted purchase-only house price appreciation over prior year quarter 3 ) Federal Reserve 10-Year Interest rate swaps daily data

Long-term: Multiple Opportunities for Growth Prime expansion Acquisition of Homeward Residential added origination platform in 2013 Lending segment expected to contribute $18 to 22 million to pre-tax income in the fourth quarter Acquisition of ResCap provided a top prime loan servicing platform Non-prime re-emergence Home-ownership rates dropping to lowest level in 50 years as many buyers shut-out by high credit standards in today's mortgage market Already seeing politicians calling for some relaxation of QM standards Home-price improvements will induce private capital to accept "traditional" low-LTV non-prime risks Reverse mortgage & other adjacent products Purchase of Liberty Reverse Mortgage in 2013 provides industry leader in reverse mortgage originations Similar opportunities exist in a variety of adjacent spaces that leverage Ocwen's core competitive advantages 21

Recent Transactions Update ResCap Progressing as planned Significant portion of private label securities moved from legacy ResCap platform to Ocwen's platform GSE loans began moving in November All loans expected to be moved to Ocwen platform by first half of 2014 One West Fannie Mae and Freddie Mac portions boarded in third quarter of 2013 Majority of the PLS portion boarded on November 1, 2013; most of the remainder boarded in early December GreenPoint Most of the portfolio boarded in early December; the remainder is expected to board early next year 22

Investment Highlights Leading provider of residential and commercial mortgage loan servicing Low cost, scalable servicing platform and technology that outperforms the industry by helping families stay in their homes Under-levered balance sheet and strong cash-flow generation from existing business that enables increasing ROE's and further non-dilutive growth Sustained history of growth in servicing portfolio with strong near-term and long-term growth prospects 23

Appendix Management Team Mortgage servicing 101 High quality asset nature of advances Portfolio summary Normalized pre-tax income Historical performance - quarterly and annual Historical cash flow data and adjusted cash flow from operations reconciliation Historical performance - normalized return on equity Cash collected from borrowers Loan modification history Data on non-foreclosure resolution rate & modification re-default Prepayment rates Conservative accounting Strong balance sheet with high quality assets Other supplemental disclosures 24

Experienced Management Team William C. Erbey, Executive Chairman With Ocwen and predecessors since 1983; Chairman of the Board of Directors since September 1996 1975 to 1983, General Electric Capital Corporation, last position as President & COO of General Electric Mortgage Insurance Corporation Ronald M. Faris, President & Chief Executive Officer With Ocwen and predecessors / subsidiaries since 1991; President since March 2001, CEO since October 2010 Prior to 1991, with Kidder, Peabody & Co., Inc. and PricewaterhouseCoopers LLP John V. Britti, Executive Vice President & Chief Financial Officer With Ocwen since 2011, CFO since March 2012 Over 20 years in mortgage and financial servicers, including COO for mortgage insurer RMIC, Vice President at Freddie Mac and Capital One, and Senior Manager at McKinsey & Company Scott W. Anderson, Executive Vice President & Chief Servicing Officer With Ocwen since 1993 Assumed responsibility for Residential Loan Servicing operations in 2009 David Applegate, Executive Vice President, Lending With Ocwen since December 2012 Over 20 years of experience in the mortgage industry, including CEO of Homeward, President of GMAC mortgage and President of Radian Guaranty 25

Mortgage Servicing 101 Residential mortgage loan servicing primarily involves: Collection and transfer of mortgage payments from Borrower Borrower Borrower Borrower borrowers Borrower Borrower Borrower Cash management and escrow account responsibilities Mitigation of losses through loan modifications, short sales Borrowers and other options Monthly Principal & Communication Administration of foreclosure and real estate owned Interest & Billing Servicers receive contractual fees based on the unpaid principal balance ("UPB") of the loans serviced In most cases, if there is a shortfall in monthly collections from Servicer a delinquent borrower, the servicer is required to "advance" the Servicer missed payments and other costs Monthly Principal & The right to be repaid for these servicer advances is Servicing Fee Interest senior to the AAA securities issued by the MBS trusts, or "top-of-the-waterfall" The primary costs are operating expenses and the cost of Whole RMBS Loan GSEs funding servicer advances Trusts Loan Owners Owners 26

Advances are High Quality Assets OCN advance collateral coverage 6/30/13 Advances self-liquidate at par $3.4 Billion ~1.1% Advances have the right to be repaid at "top-of- Advance Servicer the-waterfall," i.e. they are paid before any other Advances Rate payments to the trust $319.3 Billion (Property Value) $315.9 Billion ~98.9% Advances are substantially over-collateralized, as home prices would need to fall by over 90% The Downside for there to be insufficient funds to pay-back "Properties" Protection / Equity Cushion for Cushion advances at current advance rates Servicer Advances 27

Portfolio Summary, 3Q 2013 End of Period Servicing Portfolio in Billions of Dollars of UPB(1) Total $ 433.8 Fannie/Freddie $166.1 Non Agency $222.2 Ginnie Mae $45.5 1) Does not include approximately one billion of reverse mortgage UPB 28 2) Non agency include 114,201 prime loans with a UPB of $33.7 billion that we subservice and which consist primarily of jumbo loans which exceed conforming loan size limits set by Fannie Mae and Freddie Mac

Pro-forma Portfolio Summary, 3Q 2013 End of Period Servicing Portfolio in Billions of Dollars of UPB (1) (2) Total $ 483.8 Fannie/Freddie $166.3 Non Agency $272.0 Ginnie Mae $45.5 1) Pro-forma portfolio includes estimates for One West PLS portfolio and Green Point acquisitions 2) Does not include approximately one billion of reverse mortgage UPB 29 3) Non agency include 114,201 prime loans with a UPB of $33.7 billion that we subservice and which consist primarily of jumbo loans which exceed conforming loan size limits set by Fannie Mae and Freddie Mac

Normalized Pre-Tax Income Growth - Up 82% from Q3 2012 Normalized Pre-Tax Income Millions of Dollars Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Income before income taxes (GAAP) $80.7 $76.5 $51.3 $87.5 $76.3 Normalization Items: Transition Costs - 2.2 38.2 26.5 48.0 Funding Related - 1.5 17.0 - 17.9 Legal - - - - 5.1 Foreclosure Fund Reserve - - - 52.8 -Loss on Sale of Assets - 3.1 - - -Discontinued/Sold Operations - - (5.1) (0.9) (0.2) Total Normalization Items $0.0 $6.8 $50.1 $78.4 $70.7 Normalized pre-tax income (non-GAAP) $80.7 $83.3 $101.4 $165.9 $147.0 30

Q3 2013 Normalization: Income Statement Impact Millions of Dollars Q4 2012 Q1 2013 Q2 2013 Q3 2013 Revenue Servicing and subservicing - $5.4 $2.2 $0.4 Process management fees - $9.6 - - Subtotal (A) - $15.0 $2.2 $0.4 Operating Expense Compensation and benefits - $29.0 $18.7 $31.8 Amortization of servicing rights - - - -Servicing and origination $0.4 $4.9 $2.5 ($2.9) Technology and communications - $5.0 $1.6 $0.0 Professional services $1.8 $3.7 $56.4 $9.2 Occupancy and equipment - $2.4 $1.3 $2.7 Other operating expenses - $1.2 $0.2 $12.3 Subtotal (B) $2.2 $46.2 $80.7 $53.2 Other Income (Expense) Interest expense ($0.1) ($0.8) - ($13.9) Other, net ($4.6) ($18.1) - ($4.0) Subtotal (C) ($4.7) ($18.9) - ($17.9) Total Normalization (B-A-C) $6.8 $50.1 $78.4 $70.7 31

Historical Performance - Quarterly Total Revenue Net Income Millions of Dollars $530 $531 Millions of Dollars $77 $65 $67 $405 $51 $45 $233 $236 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Normalized Pre-tax Income Diluted EPS Millions of Dollars $165.9 Dollars per share $0.53 $147.0 $0.47 $0.44 $0.37 $101.4 $0.31 $80.7 $83.3 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 32

Historical Performance - Annual Total Revenue $845 Net Income $181 Millions of Dollars Millions of Dollars $496 $360 $78 $38 2010 2011 2012 2010 2011 2012 Normalized Pre-tax Income Diluted EPS $1.31 $289.4 Millions of Dollars Dollars per share $188.8 $0.71 $122.4 $0.36 2010 2011 2012 2010 2011 2012 33

Strong Cash Flows that Lead Earnings $295 Millions of Dollars $266 $220 $1432 $77 $65 $67 $45 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Adjusted cash flow from operations* Net Income *. Adjusted cash flow from operations starts with net cash provided by operating activities on statement of cash flows and subtracts advance reductions used to pay down match-funded liabilities 34 2. Adjusted cash flow from operations equals Cash flow from operations in Q3 2013. Advance changes were immaterial as a result of the sale of $2.4 billion of advances to HLSS on July 1, 2013

Consolidated Statement of Cash Flows - Adjusted Cash Flow from Operations Calculation Q3 2013 Adjusted Cash Flow from Operations of $143 million Three Months Ended Thousands of Dollars Dec 31, 2012 Mar 31,2013 Jun 30, 2013 Sep 30, 2013 Net Cash Provided by Operating Activities (A) 381,703 401,941 475,086 143,429 Decrease in Advances and Match Funded Advances (B) 229,726 186,420 242,731 -* Funding Efficiency (C) 70% 73% 74% NA Reduction of match funded liabilities (D=B*C) 161,222 136,087 179,621 -* Adjusted Cash Flow from Operations (A-D) 220,481 265,854 295,465 143,429 35 * Adjusted cash flow from operations equals Cash flow from operations in Q3 2013. Advance changes were immaterial ($5 million) as a result of the sale of $2.4 billion of advances to HLSS on July 1,2013

Ocwen Generates More Cash-Flow to Mortgage Investors Ocwen outperforms other subprime servicers in generating cash-flow from borrowers 78% 76.3% Percentage of subprime PLS that have 76% made 10 or more payments in the past 74% 12 months - September 2013 Data 72% 70% 68% 66% 65.4% 64% 62% 60% 58% Ocwen Others All 12 payments: 64.7% 56.7% 36 Source: BlackBox Logic - Subprime non-agency securities data. Ocwen data does not include recently acquired ResCap loans

Loan Modification History Ocwen continues strong performance in helping homeowners 400,000 35,000 Since 2009, Ocwen has completed over 370,000 32,051 350,000 30,000 300,000 25,000 250,000 20,000 200,000 15,000 150,000 Quarterly Modifications Cumulative Modifications 10,000 100,000 5,000 50,000 0 0 Cumulative # modifications Quarterly # modifications 37

Performance Leader in Pre-foreclosure Resolutions through Sustainable Modifications

Ocwen maximizes NPV for investors by keeping borrowers in their homes

% of Resolutions	2011	2012	2013 (9 months)
Modifications / Forbearance	49.8%	50.4%	46.5%
Reinstatement / Total Debt Payoff	15.4%	18.3%	18.6%
DIL / Short Sale	6.6%	10.0%	10.2%
PRE-FORCLOSURE RESOLUTION RATE	***71.7%***	***78.7%***	***75.3%***
Third Party Sale / REO / Charge Off*	28.3%	21.3%	24.7%

Modification acceptance rates are very high for all modification types…

Modification Type	2012	2013 (9 months)
HAMP	93.2%	91.9%
Non-HAMP	68.5%	64.9%
Shared Appreciation Modification	82.4%	75.1%

…while re-default rates are well below the industry average and continue to improve

Re-default Rates	Ocwen Full Year 2012	OCC / OTS 2012
6 Months	7.9%	12.7%
12 Months	16.4%	18.9%

Source: Company data and OCC Mortgage Metrics Report, Second Quarter 2013 dated September 2013, page 35; Loans Serviced for Others; 60 days or more delinquent

38

Note: Data for loans on Ocwen's servicing platform; excludes loans on the ResCap platform

OCWEN

Historical Prepayment Rates for Prime Loans Prime prepayments are more volatile 40% 35% 30% CPR 25% 20% 15% 10% 5% 0% Total Debt Pay Offs Regular Principal Amortization REO/CO/Other Involuntary 39 Note: Historical prepayments data, includes historical ResCap loans for the entire period

Historical Drivers of Non-Prime Prepayments Stable voluntary prepayments combined with declining delinquencies expected to drive down future prepayments 25% 20% CPR 15% 10% 5% 0% Total Debt Pay Offs Regular Principal Amortization REO/CO/Other Involuntary 40 Note: Historical Ocwen prepayments data, includes ResCap loans March 2013 onwards

Strong Operations and Conservative Accounting Operations As advances are collected, it frees-up substantial cash In the first nine months of 2013, Ocwen collected $424 million in advances In the first nine months of 2013, Ocwen sold $3.49 billion in advances to HLSS Timing Differences Things we do not do that would accelerate earnings Most MSRs carried at LOCOM - No write-up for about 95% of MSRs as rates rise and do not increase earnings by changing valuation model assumptions Advances purchased at a discount not booked as earnings when collected, but amortized over life of MSR Things we do that defer earnings Delinquent servicing fees booked when collected, not accrued - around $501 million at the end of Q3 2013 Amortization of servicing higher than actual CPR - Our estimated fair value of MSRs was $685 million higher than carrying value as of September 30, 2013 41

Strong Balance Sheet with High Quality Assets $ 1.8 billion of equity2 supported by high quality assets with low amount of recourse debt High quality assets (as reported 09/30/13) ($ in Millions) Assets 9/30/2013 % of Total The balance sheet has high quality / low risk assets. A Investment Grade Quality significant portion of which are advance receivables Advances 1480.0 27.9% Advances are over-collateralized and have priority Cash 357.5 6.7% of repayment Cash Reserve Accounts 56.5 1.1% Deferred Tax Assets 95.1 1.8% 37% of assets are investment grade quality assets Total Investment Grade Quality 1,989.1 37.4% Ocwen's largest operating asset category, MSRs, has Other Assets never experienced a net impairment of greater than MSRs 1,833.9 2% 34.5% Receivables and PPE 280.2 5.3% Duration matched liabilities and natural hedges LHFS and investment in Subs 433.6 8.2% Other Assets (1) 774.8 14.6% Total Other Assets 3,322.6 62.6% Total Assets 5,311.7 100.0% 42 Source: Company filings 1Includes $407.6 million of goodwill Equity includes preferred equity

Investor/Analyst Day Presentation December 2013 David Applegate Executive Vice President of Lending © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENTS Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the Company's actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Anyone wishing to understand Ocwen's business should review such filings. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. This presentation contains information from third parties that Ocwen believes is accurate and may be helpful to understanding Ocwen's business. Ocwen has not independently verified any such information and makes no representation or warranty, express or implied, with respect to the information contained in this presentation or presented orally. We may post information that is important to investors on the Company's website at ocwen.com. 2

Lending Strategy- Overview Large Banks are contracting lending activity. GSE's and HUD are increasing fees and reducing access to credit. Implementation of Qualified Mortgage rules will further impact mortgage access. A significant growth opportunity exists to fill recently created and building shortfall in credit availability; particularly in the non-agency sector. 3

Lending Strategy- Overview Ocwen is well positioned for long-term lending growth. Low cost customer access through Lenders One and three million Ocwen clients Global work force to drive low and variable cost operations Ability to re-distribute assets/risks to maintain capital light business model Ability to capture multiple revenue streams increasing profit per loan 4

Lending Strategy- Overview Develop a high servicing margin high volume forward lending operation volume. Correspondent Lending Client Select/Broker to Banker Direct Lending (Portfolio Retention) The reverse mortgage sector offers long term growth potential. Ocwen will make additional investments in Liberty, the largest reverse mortgage lender in the industry. Ocwen/Liberty will organically develop servicing capacity and make investments in reverse MSRs. 5

Lending Strategy-Key Components Correspondent Lending: Partner with Lenders One and Altisource to grow market share. Lenders One (11% of all originations) low cost customer sourcing opportunity. 60% of Ocwen's fulfillment needs, and growing, are provided by Altisource. Ocwen and Altisource offer a complete fulfillment package which will improve customer margins and liquidity: Competitive Pricing Access to underwriting and processing support Complete Settlement Services provider Warehousing 6

Lending Strategy-Key Components Broker/Broker to Banker: Channel has been focused on traditional Wholesale; transitioning to non-delegated Correspondent and assisting large Brokers in the transformation to Mortgage Bankers. Work within Lenders One to develop a Co-op model for Brokers. Partner with Altisource to provide complete service package. Transition Brokers to Bankers with traditional and e-note warehousing. 7

Lending Strategy-Key Components Direct Lending: Expand capacity consistent with three million customer base Develop offering for Hubzu® REO buyers Deploy more sophisticated technology/web-services to improve lead conversion and retention: Take applications on the web Utilize dialogue engine technology Targeted solicitations and advanced marketing analytics Create premier customer experience Tight hand-offs/transfers of leads between Servicing and Direct o Automated population of data into loan application Partner with Altisource to offer consumer one-stop settlement services package 8

Lending Strategy-Key Components Liberty: Strong Retail and Broker operations partnered with low cost and highly effective marketing presence are driving market share growth. Significant sector growth potential with 25 million households age, property and equity qualified: With ~ 600,000 reverse mortgages outstanding, 98% of the opportunity is ahead of us. Financial planner research indicates 1/3 of seniors should utilize product. Volume and margin improvement opportunities Expansion into Correspondent Utilize global labor force to reduce operating costs 9

Lending Strategy-Key Components Capital Markets and Distribution: Warehouse financing to Bankers and Brokers (HLSS/Ocwen offering). Increased loan quality, pull through and fee opportunities. Full product offering to all channels. Prime products o GSE o FHA/Ginnie Mae o Jumbo Non-agency, QM Exempt products 10

Lending Strategy-Key Components ASPS Financing Fulfillment Vehicle Ocwen Distribution Lenders One Origination Investor Desk Business Whole loan sold Warehouse Ocwen retains Financing servicing 11

YTD Lending Results Lending Segment (including Lending Lending - Quarterly Results Network) has generated $20.8 million in ($s in millions) pre-tax income on $6.4 billion of funded loan production through the end of the third Q1 Q2 Q3 YTD Sept 2013 quarter 2013 Pre-tax income 5.0 10.1 5.7 20.8 Volume funded $ 2,735.4 1,962.7 1,683.9 6,382.0 Lending - Quarterly Results Forward lending pre-tax income grew to $9 ($s in millions) million as higher margin Direct Lending Pre-tax income Q1 Q2 Q3 YTD Sept 2013 volume increased as a portion of total volume and pull-through adjusted locks Lending - Forward 5.0 5.8 8.9 19.7 increased for the third quarter. Lending - Reverse - 4.3 (3.2) 1.1 Lending 5.0 10.1 5.7 20.8 Reverse lending was a pre-tax loss of $3.2 million. FHA driven product change Volume funded $ toward variable loans reduced initial loan Lending - Forward 2,391 1,593 1,406 5,390 balances and compressed current period income. Future loan draws on third quarter Lending - Reverse 344 370 278 992.0 fundings have an NPV of $6 million. Total Lending 2,735 1,963 1,684 6,382 12

YTD Lending Results Forward Lending Volumes 3,000 2,391 2,500 2,000 1,682 1,593 1,377 1,406 1,465 1,500 Volumes ($s in millions) 1,000 500 0 Q1 Q2 Q3 Funded Volume Lock Volume Funded Volume ($ in millions) Q1 Q2 Q3 YTD Direct 34 60 99 193 Broker 47 261 214 521 Correspondent 2,311 1,272 939 4,522 Network 0 0 154 154 Total 2,391 1,593 1,406 5,390 Network MSR Recapture 381 568 142 1,092 * We "recapture" the MSR but do not fund the loan. 13

Capitalizing on Competitive Advantages Ocwen's Lending transformation is gaining momentum: Ocwen's mix of business is shifting toward higher margin channels-Direct and Broker/Client Select. Capturing additional loan level revenue and improving business efficiency. Ocwen's Lending platform has multiple competitive advantages: Three million customers will drive long-term growth and near term HARP opportunities. Altisource/Lenders One partnership will improve variable cost, expand capacity and should result in market share growth. Ocwen will maintain asset light focus and seek to distribute prepayment risk. Ocwen should be able to build a substantial and sustainable lending business. 14

Investor/Analyst Day Presentation December 2013 Andrew Wein, Deputy General Counsel Ocwen Financial Corporation © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENTS Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the Company's actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. Anyone wishing to understand Ocwen's business should review such filings. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. This presentation contains information from third parties that Ocwen believes is accurate and may be helpful to understanding Ocwen's business. Ocwen has not independently verified any such information and makes no representation or warranty, express or implied, with respect to the information contained in this presentation or presented orally. We may post information that is important to investors on the Company's website at ocwen.com. 2

Regulatory Framework Ocwen's Compliance Management System continually monitors and assesses our compliance with federal, state, and municipal laws and guidance. Such laws include, but are not limited to: Corporate Origination Servicing GSE/MHA o SEC o TILA o RESPA o FNMA o SOX o HOEPA o FDCPA o FHLMC o Dodd Frank o RESPA o HOPA o HUD/FHA o FCPA o ECOA o FCRA/FACTA o VA o AML/BSA o AML o FPA/NFIA o GNMA o GLBA o HMDA o SCRA o USDA o EEO/ADA o FCRA o TCPA o MHA-C o SAFE Act o Reg AB o UDAAP o UDAAP 3

Ocwen's Compliance Management System Elements of the Compliance Management System: Establishes its compliance Board Oversight (Reporting) responsibilities; Communicates those responsibilities to employees; Compliance Compliance Ensures that responsibilities for meeting & Audit Program (Monitoring) (Assessing) legal requirements and internal policies are incorporated into business processes; Reviews operations to ensure responsibilities are carried out and legal Complaint Responses requirements are met; and (Policing) Takes corrective action and updates tools, systems, and materials as necessary. 4

Ocwen's Compliance Management System "3 Lines of Defense" Business Unit Risk o Contemporaneous in nature Management (identify, o Either internal to the business unit or alongside the business unit assess, manage and o Operates within established policies and identifies errors or weaknesses control operational risks) o Internal reporting for management purposes o Regular but retrospective Risk Prevention and o Risk Management, Finance, Compliance, Legal, Vendor Oversight and HR Management Functions o Oversight of risks across the organization through policies, tools, and methodologies (guidance, oversight, escalation of enterprise o Independent guidance to business in the implementation of risk policies or programs risks) o Independent risk monitoring, reporting, and, as required, escalation of issues to Executive Committee Risk Control & o Periodic - on a regular cycle Monitoring Functions o Internal Audits (independent periodic o Rationalize and systematize risk assessment and governance reporting assessment of risk management and o Oversight of effectiveness of the risk prevention - testing the tests controls) o Gap analyses and reporting to the Board of Directors 5

Ocwen's Compliance Function Board Oversight (Reporting) Compliance & Audit Committees Board Oversight Direct reporting line from Compliance (Reporting) Department to the Board Compliance Program (Assessing) Training materials and tests for Staff Compliance Compliance Documented policies and procedures & Audit Program (Monitoring) (Assessing) Technology-based solutions Complaint Responses (Policing) Consumer Ombudsman reporting directly to the CEO Complaint Responses Compliance & Audit (Monitoring) (Policing) QA and QC processes Periodic compliance testing Regular audits 6

Industry Regulatory Compliance Matters o On January 10, 2014, the new CFPB rules for mortgage servicing will go into effect, amending RESPA and TILA o Nine Major Topics covered in the rules: (1) periodic billing statements; (2) interest-rate adjustment notices for ARMs; (3) prompt payment crediting and payoff statements; (4) CFPB force-placed insurance; (5) error resolution and information requests; (6) general servicing policies, procedures and Mortgage requirements; (7) early intervention with delinquent borrowers; (8) continuity of contact with delinquent Servicing borrowers; and (9) loss mitigation procedures Rules o Company believes it is on track for full compliance prior to the effective date 7

Industry Regulatory Compliance Matters o In April 2011, Federal Bank Regulators (OCC, OTS, FDIC and FRB) entered into Consent Orders relating to foreclosure practices of 14 mortgage servicers/banks and two third-party service providers o In February 2012, 49 state attorneys general and the federal OCC government entered into the National Mortgage Settlement ("NMS") with the 5 largest mortgage servicers Consent Orders and o Ocwen is not a party to these orders and settlements, but Ocwen services or subservices loans for parties which are National subject to these settlements and therefore services in compliance with those standards as applicable Mortgage Settlement o Ocwen is subject to compliance with the NMS for the loans that were formerly part of the GMAC/Rescap portfolio, including monitoring by the Office of Mortgage Settlement Oversight ("OMSO") o Ocwen has passed each metric in the publicly available quarterly OMSO reports 8

Investor/Analyst Day Presentation December 2013 Ronald M. Faris President and Chief Executive Officer Ocwen Financial Corporation © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENTS Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the company's actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to grow and adapt our business, including the availability of new loan servicing and other accretive business opportunities; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; our ability to effectively manage our exposure to interest rate changes; uncertainty related to general economic and market conditions, delinquency rates, home prices and disposition timelines on foreclosed properties; uncertainty related to acquisitions, including our ability to integrate the systems, procedures and personnel of acquired companies as well as other risks detailed in Ocwen's reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. NON-GAAP MEASURES: Our presentation contains non-GAAP performance measures, such as our references to "normalized" results and "adjusted cash flow from operations". We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. 2

Overview Highlights 20+ years of loss mitigation experience. Customer Care handles all inbound calls (all delinquencies) and scheduling. Agents utilize a resolution based consultative approach. Evaluate customer's financial ability. Determine long term resolution, imminent default and/or need to set an appointment with the customer's Relationship Manager. Scalable, state of the art technology. High level of automation improving efficiency and consistency. Hire based on personality profile. Dedicated customer psychology group using behavioral science principles to optimize customer interactions. Detailed quality assurance audits complemented by a QA component in incentive payments. Dedicated training department. 3

Global Locations provides extended hours and low-costs Coppell, TX - 580 FTE Mt Laurel, NJ Waterloo, IA Addison, TX Ft. Washington, PA Mumbai, India West Palm Beach, FL Pune, India Riviera Beach, FL Burbank, CA Houston, TX St. Croix Manila, Philippines U.S. Virgin Islands Bangalore, India Servicing Operations Staffing Rancho Cordova, CA Customer Care Center Montevideo, Uruguay Onshore: 461 Offshore: 1580 Total: 2041 Home Retention Department Onshore: 554 Offshore: 523 Total: 1077 4

Communication Methods Inbound Calls Correspondence Queue environment Alternatives to foreclosure letter Spanish & English capabilities Series of letters (4) for >80 days loans Special queues for Bankruptcy and Short Sale Letters sent at varying intervals per FC timeline Authorized third parties Intensity and sense of urgency increases Outreach letters sent by advocacy partners Outbound Calls offering assistance Specialized call campaigns Outreach Efforts Trial payment reminders Missing document calls Large number of partnerships with advocacy, not Appointment reminders for-profit groups nationwide Invitations to events Attendance at local open houses / national homeownership preservation workshops Awareness Tools Mediations, bankruptcy and foreclosure hearings IVR self-fulfillment options utilized as resolution forum Order modification package via IVR / web Attorney incentive for resolution referrals Schedule an appointment with the customer's Outreach letters sent by advocacy partners Relationship Manager offering assistance Modification's status via IVR / web Receipt of packages Underwriting status via web Document sent Document received Mortgage Keeper (web application) 5

Working with Community Partners to Help Homeowners

- **Ocwen has a history of partnering with nonprofit housing counseling and consumer advocacy organizations in an effort to help struggling homeowners stay in their homes**
  - Began partnering with community groups in 2004
  - Ocwen supports more than 250 housing counseling organizations
  - Focus on highly distressed and minority communities
- **Community partners increase Ocwen's ability to help homeowners through their ability to provide:**
  - Expertise on their communities and the best way to connect
  - Trusted source of information for borrowers
  - Financial counseling
  - Guidance through the loan modification application process
  - Communication and feedback

Prominent National and Regional Nonprofit Partners:

HomeFree-USA*
National Community Reinvestment Coalition (NCRC)*
National Council of La Raza (NCLR)*
NeighborWorks*
Homeownership Preservation Foundation
HOPE Now
Housing Partnership Network
Housing Policy Council
National Association of Neighborhoods
National Community Stabilization Trust
National Fair Housing Alliance
National Housing Conference
National Housing Resource Center
Neighborhood Assistance Corporation of America (NACA)
Neighborhood Housing Services of Chicago
Center for New York City Neighborhoods
Empowering and Strengthening Ohio's People (ESOP)
New Jersey Citizen Action

**Ocwen partners with a number of local affiliate organizations within these national networks*

6

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Contact Strategies Early Delinquency Indicator Utilizes recent payment behavior to append high, medium or low risk score to each loan based on propensity to roll to the next delinquency bucket. Number of payments missed in the last 12, 6, 3 months. Maximum days due in the last 12, 6, 3, 1 months. Current FICO score, Current LTV. Average Days Paid in the last three months. Best Time to Call Logic Historical contact information utilized to identify the right party contact probability of 3 best time slots for each day of the week for every customer. Skip Tracing and Door Knocks Skip tracing is a two step process leveraging prior contact numbers and then vendor generated lists. Loans are not removed from the skip process until the contact number is validated. Door knocks are ordered on day 66 of delinquency through an automated system as part of property inspection if one was not completed in the last sixty days. 7

Interactive Voice Response System Highlights Increased system capacity to accommodate additional inbound/outbound traffic of expanding portfolio. Enhanced outbound dialing using multiple UIPs & list management systems. Enhanced dialer stability through multiple updates to system reporting, disaster recovery and change processes. Menu wording and flow designed in conjunction with the Consumer Psychology team utilizing principles of influence. IVR features include: o Account identification by borrower telephone number (ANI Match) for skill based routing. o Notification of pending and recent payment changes, the last three payments made and the date of the next automatic payment withdrawal o Credit reporting information o The ability to change telephone contact information o Detailed status of modification and short sale requests o Distinct menus for newly transferred / boarded loans 8

Customer Care Contact Management System The Contact Management System (CMS) provides a dynamic, Java-based dialogue delivery system. Computer programmers are not needed to program the call flow. o Script editor tool provides a graphical user-interface to allow the Consumer Psychology team to make changes to dialogues and call-flow logic in real-time. Test and control functionality is built into CMS which provides a platform for simultaneously comparing different borrower communication strategies. Customer Care Structure Customer Care Center ("CCC") is a blended (inbound and outbound) voice process that assists customers in managing and meeting their mortgage payment obligations by managing collections and offering resolutions as required. o CCC uses various statistical and technological tools to reach out to borrowers and aid them as required as well as manage and mitigate losses for our investors. The Customer Care Center handles all inbound calls regardless of delinquency which further enhances our ability to improve call metrics (ASA and Abandonment Rate) and utilize our multi-skilled agents to provide superior customer service. 9

Home Retention Appointment Call Back Model A critical component of the strategic design changes for Ocwen's borrower contact efforts. Focus is to move away from reactive contact process into a more proactive model. o Improving right party contact and preparedness of the agent and customer. Specifically, the model creates the following: o Ability to schedule appointments via the web. o Faster resolution timelines because customers and agents are better prepared o Making calls more productive. o Increased efficiency because customers are being called when they have committed to speak to an agent. o Higher resolution acceptance rates because customers are more intrinsically committed to the process. o Improved right party contact. o Closer to the goal of one call resolution. 10

Home Retention Appointment Call Back Model Faster resolution Increased efficiency Higher resolution Increased customer timelines because because customers acceptance rates satisfaction because customers and are being called because customers the process is more Closer to the goal of agents are better when they have are more intrinsically transparent and one call resolution prepared for calls so committed to speak committed to the easier for the the calls are more to an agent process borrower productive RPC rates are greater by 34% Acceptance Rates Customer 1.4 times increase in Resolution Timelines as compared to for Modifications: Satisfaction One-Call Resolution Shorter by 4.4% increased by 28.4% rates Case-Load model Increased by 4% RPC rates Data ranged from 01-2010 to 01-2011 for Pre-ACB, and from 02-2012 to 10-2012 for Post-ACB. SAM data is not available for the pre-ACB period. 11

Inbound Service Levels 500,000 100.0% 450,000 90.0% 400,000 80.0% 350,000 70.0% 300,000 60.0% 250,000 50.0% 200,000 40.0% 150,000 30.0% 100,000 20.0% 50,000 10.0% Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Inbound Offered % Calls Answered % Calls Answered in < 90 Seconds Workforce Management Staffing requirements determined using eWorkforce Management (eWFM), an Aspect product. Holidays and "day of the week" differences are considered. Short term call volume increases associated with loan boardings are measured. Overtime (OT) is leveraged to help manage any short term fluctuations in call volumes. 12

SPOC Contact Rates Unique Contact rate (unique RPC/unique appts) 80% 78% 76% 74% 72% 70% 68% 66% 64% 62% 60% Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 HRC 67% 70% 70% 69% 69% 69% 71% 70% 72% 72% 72% 71% 72% GSE 66% 73% 72% 73% 74% 74% 75% 74% 76% 75% 73% 73% 71% 13

First Call Resolution 58% 56% 55% 55% 54% 52% 52% 2013 YTD 50% 48% 49% 49% 49% 48% 46% 46% 46% 46% 46% 44% 42% 43% 42% 40% 38% Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 14

Underwriting 15

Underwriting

- **Training**
  - New hire training for a period of 6 weeks.
  - Four weeks of classroom training and two Weeks of "On the Job Training".
  - Monthly Refresher training and knowledge quiz.
  - New rules to modifications and Quality Assurance findings form basis for additional training.

- **Quality**
  - 100% QA on all HAMP approvals/denials.
  - 100% QA on all Non HAMP denials.
  - Communication of underwriting decision to customer made post QA review.
  - Monthly Review of QA scores and QA findings with Senior Management.

- **Applications Used**
  - REALServicing® – System of record.
  - LRM - Underwriting workstation.
  - CIS - Imaging System.

16

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Underwriting Modification Program Ocwen Proprietary Shared Appreciation HAMP Tier 1 HAMP Tier 2 Modification (Non-Modification (SAM) HAMP) Not eligible for Tier 1 Should meet the HAMP Tier 2 Owner occupied first HAMP is not requirements as published by liens that meet the feasible/eligible MHA HAMP and SAM is Eligibility requirements HAMP Tier 1 LTV > 95% Post Mod DTI is 10%-55% not feasible/eligible requirements as Available in all states Post mod PI is at least 10% published by MHA except NY and GU lower than existing contractual PI or Tier 1 trial plan default PI Reduce interest down to Reduce interest down to PMMS Reduce interest down to Reduce interest down to Interest rate as low as 2% rate as low as 2% as low as 2% Yes Yes Yes Yes Loan term extension Yes Yes No No Principal Forbearance (Non-Interest Bearing) Yes Yes Yes Yes Principal Reduction 17

Underwriting Technology Leveraged One technology platform for all loss mitigation efforts Automated, instant and simultaneous review Ability to define missing documents Investor rules and constraints Rule-based model for optimum resolution Seamless integration with REALServicing® and REALDoc® 18

Underwriting OWB / Homeward / Fiserv Integration

- **At the time of OWB/Homeward/Fiserv integration, activities were performed to ensure that appropriate resolutions would be provided to all borrowers in a timely manner.**

- **Preparation of simplified single modification template and questionnaire**
  - A simplified modification template was prepared to retrieve data from prior servicer related to modification terms/status.
  - Questionnaire was designed to obtain information from prior servicer with respect to their review eligibility criteria, special servicing, waterfall requirements, programs, P&P etc.

- **Recurring Meetings with Homeward/Fiserv/OWB teams**
  - Prior to boarding, meetings were conducted with the Homeward/Fiserv team to review the modification template and questionnaire to ensure accurate data is provided.
  - These meetings also helped us in understanding their process in a more defined manner.
  - Discussed portfolio size and the special modification programs offered by them.

19

OCWEN

Underwriting OWB / Homeward / Fiserv Integration

➢ **Review of Preliminary Boarding File**

- Prior to final boarding, Servicing Transaction Management and Underwriting verify the in-flight data provided by prior servicer on preliminary boarding file. Discrepancies, if any, are immediately raised with prior servicer.
- Recurring meetings are also conducted with Servicing Transaction Management and prior servicer to reconcile these discrepancies.

➢ **Dual sign off from Servicing Transaction Management and BU (Underwriting)**

- Once the final boarding file is made available by the prior servicer, Underwriting and Servicing Transaction Management will perform independent validation checks and provide the individual sign off.
- Once the dual sign off is obtained, Servicing Transaction Management will give a final sign off to the prior servicer confirming the receipt of the available data.
- On the day of boarding, Servicing Transaction Management will get appropriate comments uploaded in the system for the Underwriting team's further review.

20

OCWEN

Underwriting Modification Product Type 3,500 10000.00 3,000 8000.00 2,500 2,000 6000.00 1,500 4000.00 1,000 2000.00 500 0 0.00 Oct'12 Nov'12 Dec'12 Jan'13 Feb'13 Mar'13 Apr'13 May'13 Jun'13 Jul'13 Aug'13 Sep'13 Oct'13 HAMP T1 HAMP T2 SAM NON-HAMP Total In October 2013, approximately 8000 loans were offered modifications. HAMP modifications offered increased by 8% in the second quarter of 2013 as compared to the first quarter of 2013. 21

Underwriting Testimonial "Ocwen has better turnaround time for modification decisions than any other lender that we have worked with" - Home Free USA 22

Underwriting Average Mod Turn Times and Overall Quality 13-Jan 13-Feb 13-Mar 13-Apr 13-May 13-Jun 13-Jul 13-Aug 13-Sep 13-Oct Approval - Mean 4.0 3.8 5.9 4.8 2.9 5.4 4.2 4.5 4.4 2.0 In October, for loans with a Std dev 5.1 5.2 7.0 4.6 5.9 8.5 5.9 6.7 4.9 2.7 completed package, on 90th percentile 8 7 10 10 9 13 9 10 10 4.3 average, it took Underwriting Denial - Mean 2.2 2.7 3.8 5.2 4.1 3.5 2.6 2.8 2.7 3.1 2 days to approve and 3.1 Std dev 6.6 6.1 7.8 6.2 8.9 7.2 5.4 6.0 3.6 8.6 90th percentile days to deny the 3 4 7 10 10 7 5 6 6 6.0 Overall - Mean 2.5 2.9 4.4 5.2 4.0 4.0 2.9 3.2 3.0 3.1 modification application. Std dev 6.4 5.9 7.7 6.2 8.8 7.6 5.5 6.1 3.9 8.5 90th percentile 4 5 8 10 10 9 6 7 7 6 The average QA for October 2013 stands at 97.52%. 23

Collateral Based Solutions (CBS) 24

Collateral Based Solutions Department Overview

CBS - reviews pre-foreclosure liquidations including short sales and deeds-in-lieu of foreclosure.

- CBS has a dedicated call team to answer questions and provide updates to authorized third parties. The call team also makes proactive outbound calls to authorized third parties to follow up on missing documents and provide updates on liquidation status.
- CBS has a processing team that gathers documentation, orders valuations and reviews the NPV of the short sale/deed-in-lieu. The group then provides decisions on liquidation solutions with a goal of lessening the financial impact on both the borrower and investor.

Overview

CBS has approximately 320 associates located in:

- Mumbai, India
- Bangalore, India
- Coppell, Texas

Training

- New hire training for a period of six weeks
- Four weeks of classroom training
- Two Weeks of "On the Job Training"
- Monthly Refresher training and knowledge quiz

Compensation

- Detailed quality assurance audits complemented by a QA component in incentive payments
- Incentives are based on individual performance relative to goal

Applications Used

- REALServicing – System of record
- LRM - Underwriting workstation
- CIS - Imaging System

Key Performance Metrics*

	2011	2012	2013*
Short Sale Requests Received	35,133	61,990	58,572
Short Sale Requests Approved	19,991	32,705	25,320
Short Sale Concluded	9,072	16,273	14,609
Short Sale Average TAT	49 days	41 days	43 days
DIL Applications Received	2,905	6,909	8,228
DIL Applications Approved	405	1,201	1,224
DIL Concluded	205	802	877
DIL Average TAT	152 days	135 days	91 days

* 2013 Data as of 10/31/2013

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Collateral Based Solutions Department Initiatives Loan Boarding Working closely with the legacy ResCap team to ensure a smooth transition through all loan transfers. Engaged with the OneWest Bank team to discuss business practices and prepare for loan transfers. Assisted Short Sale through Altisource/Hubzu Incoming Short Sale offers will be directed to Hubzu®. Use of Hubzu® will enhance transparency around short sales, eliminate collusion and increase offers. Ultimate benefit through Hubzu® short sale process is increased offer quality and net proceeds from sale. Deed-in-Lieu Program Enhancement Partnering with Premium Title Services to provide Deed-in-lieu of foreclosure document preparation services to enhance the current process efficiency. Pursuing mobile notary services to decrease the turnaround time for document signature and increase execution. 26

Collateral Based Solutions Department Initiatives Automated Underwriting Automation of Short Sale and Deed-in-lieu Underwriting activities. Phase I scope finalized; HAFA rule automation will go into production at the end of July. Phase II will automate more of the underwriting activities and Investor/Insurer rules. REALDoc® Next Gen Automation of Short Sale/ Deed-in-lieu correspondence. Act as central repository for all Short Sale/ Deed-in-lieu correspondence. Eliminate manual process of generating and imaging Short Sale approvals, denials, etc. which will result in increased operational efficiency. 27

Collateral Based Solutions Assisted Short Sale Assisted Short Sale Program RSC RSC Offer Offer or Valuation partners inspects RSC Received, Listing and Title with the title issues Manages reviewed Interest, Report Listing and listing on for refer to Ordered agent to negotiates Hubzu.com approval ASPS list on with junior Hubzu® liens Pre-Marketing Marketing Approval and Closing Benefits of Assisted Short Sale Program Increase transparency of the entire short sale process Eliminate collusion factor Increase market exposure Increase the net return to the investor with better offers Based on program to date performance, the average sales price through the Assisted Short28 Sale Program has been an average of 5% higher than the initial offer presented. 28

Increasing Short Sale and Deed-in-Lieu of Foreclosure Volume Effective Loss Mitigation Option for Investors Short Sale Performance SS Requests SS Approved SS Concluded 6,723 o Year to date short sale 6,269 closings have averaged 5,494 5,215 5,062 5,073 over 1,400 per month. 2,904 o Approvals and 2,467 2,383 2,547 2,081 conclusions have 1,911 dipped slightly in 1,698 1,587 1,484 1,342 1,079 1,224 relation to incoming requests. Mar-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 3 3 29

Increasing Short Sale and Deed-in-Lieu Volume Effective Loss Mitigation Option for Investors DIL Performance Applications Received Applications Approved Applications Completed 1,451 o Observing an increase in Deed - in-lieu 1,024 of foreclosure 904 815 o Partnering with (Premium Title Services) 763 to increase Deed-in-lieu of foreclosure 642 execution and decrease timelines. 3 3 195 137 90 108 103 95 96 117 74 83 85 53 Mar-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 30